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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                     the Securities and Exchange Act of 1934


                Date of Report (Date of Earliest Event Reported):
                                 AUGUST 10,1999



                             CELERITY SYSTEMS, INC.
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               (Exact Name of Registrant as Specified in Charter)

  Delaware                     0-23279                   52-2050585
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(State or Other             (Commission File           (IRS Employer
 Jurisdiction of             Number)                   Identification No.)
 Incorporation)

                           1400 Centerpoint Boulevard
                           KNOXVILLE, TENNESSEE 37932
                    (Address of Principal Executive Offices)

                    Registrant's Telephone Number, including
                            area code: (423) 539-5300



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                 (Former Address, if changed since last report)


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THIS FORM 8-K CONTAINS FORWARD-LOOKING STATEMENTS. SUCH STATEMENTS INVOLVE
VARIOUS RISKS THAT MAY CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE EXPRESSED IN SUCH FORWARD LOOKING STATEMENTS. THESE RISKS AND UNCERTAINTIES INCLUDE, BUT ARE NOT LIMITED TO: CELERITY SYSTEM INC.'S ("CELERITY") HISTORY OF LOSSES AND NEED FOR FINANCING, MARKET DEMAND FOR CELERITY'S PRODUCTS, SUCCESSFUL IMPLEMENTATION OF CELERITY'S PRODUCTS, COMPETITIVE FACTORS, THE ABILITY TO MANAGE CELERITY'S GROWTH AND THE ABILITY TO RECRUIT ADDITIONAL PERSONNEL, RISKS INVOLVING THE PROPOSED MERGER OF A SUBSIDIARY OF CELERITY WITH FUTURETRAK INTERNATIONAL, INC. ("FUTURETRAK"), INCLUDING THAT THE MERGER WILL NOT BE CONSUMMATED, AND OTHER RISKS DETAILED FROM TIME TO TIME IN CELERITY'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "COMMISSION"), INCLUDING BUT NOT LIMITED TO, THOSE DESCRIBED UNDER THE CAPTION "DESCRIPTION OF BUSINESS - RISK FACTORS" IN CELERITY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 1998. CELERITY'S REGISTRATION STATEMENT ON FORM S-3 (REGISTRATION NO. 333-81099), CELERITY'S CURRENT REPORT ON FORM 8-K FILED WITH THE COMMISSION ON SEPTEMBER 14, 1999 (THE "SEPTEMBER 14 8-K") AND THIS FORM 8-K.


Item 5:  Other Events
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                                   THE MERGER

         As Celerity reported in the September 14 8-K, Celerity has entered into an Agreement and Plan of Merger (the "Merger Agreement") with FutureTrak and FutureTrak Merger Corp., a wholly owned subsidiary of the Celerity ("Merger Sub"), dated as of August 10, 1999, pursuant to which, among other things , (a) Merger Sub will be merged into FutureTrak, with the result that FutureTrak will become a wholly owned subsidiary of the Celerity, (b) each share of common stock of FutureTrak outstanding at the effective time of the merger (other than shares held in FutureTrak's treasury) will be converted into one share of common stock of the Company, and (c) the name of Celerity will be changed. Please see the September 14 8-K for further information regarding the proposed merger.

         Unless the context otherwise requires, all references to FutureTrak include its wholly-owned subsidiaries.

                       FINANCIAL STATEMENTS FOR FUTURETRAK

         Attached as Exhibit 99.1 are financial statements for FutureTrak. Such financial statements include audited balance sheets as at December 31, 1996, December 31, 1997 and December 31, 1998 and the related statements of operations, stockholders' equity and statements of cash flows for the years then ended, and an unaudited balance sheet for the six month period ending June 30, 1999 and the related unaudited statements of operations, stockholders' equity and statements of cash flow for the period then ended.

                                     EXPERTS

         The financial statements for the years ended December 31, 1996 and December 31, 1997 included in this Form 8-K and incorporated by reference in the Company's Registration Statement


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on Form S-3 have been so incorporated in reliance on the report of Clancy and
Co., P.L.L.C., independent accountants, given on the authority of said firm as experts in auditing and accounting.

         The financial statements for the year ended December 31, 1998 included in this Form 8-K and incorporated by reference in the Company's Registration Statement on Form S-3 have been so incorporated in reliance on the report of Grant Thornton LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.


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Item 7:  EXHIBITS

                  (c)   Exhibits

                        23.1     Consent of Clancy and Co., P.L.L.C.

                        23.2     Consent of Grant Thornton LLP.

                        99.1 Financial Statements for FutureTrak (audited balance sheets as at December 31, 1996, December 31, 1997 and December 31, 1998 and the related statements of operations, stockholders' equity and statements of cash flows for the years then ended, and an unaudited balance sheet for the six month period ending June 30, 1999 and the related unaudited statements of operations, stockholders' equity and statements of cash flow for the period then ended).


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: September 28, 1999

                                        CELERITY SYSTEMS, INC.



                                      By: /S/ Kenneth D. Van Meter
                                          --------------------------
                                          Kenneth D. Van Meter
                                          President and Chief Executive Officer